       As filed with the Securities and Exchange Commission on April 30, 1997
                                            1933 Act File No. 33-64010
                                            1940 Act File No. 811-7768



--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                    --------------
                                      FORM N-1A
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                            POST-EFFECTIVE AMENDMENT NO. 8
                                         AND
                                REGISTRATION STATEMENT
                                        UNDER
                          THE INVESTMENT COMPANY ACT OF 1940
                                   AMENDMENT NO. 10


                                 THE MFS SERIES TRUST
                    (FORMERLY KNOWN AS THE NAVELLIER SERIES FUND)
                  (Exact Name of Registrant as Specified in Charter)

                  500 Boylston, Street, Boston, Massachusetts 02116
                       (Address of Principal Executive Offices)

           Registrant's Telephone Number, Including Area Code: 617-954-5000
              Stephen E. Cavan, Massachusetts Financial Services Company
                   500 Boylston Street, Boston, Massachusetts 02116
                       (Name and Address of Agent for Service)

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/ / on [DATE] pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(i)
/ / on [DATE] pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended December 31, 1996 on February 28, 1997.

--------------------------------------------------------------------------------

                                 THE MFS SERIES TRUST
                    (FORMERLY KNOWN AS THE NAVELLIER SERIES FUND)

                                    on Behalf of

              MFS-Registered Trademark- AGGRESSIVE SMALL CAP EQUITY FUND (FORMERLY KNOWN AS THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO)


                                CROSS REFERENCE SHEET


    (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------
   1   (a), (b)         Front Cover Page                             *

   2   (a)              Expense Summary                              *

       (b), (c)                   *                                  *

   3   (a)              Financial Highlights                         *

       (b)                        *                                  *

       (c), (d)         Performance & Yield                   Calculation of Performance Data

   4   (a)              Front Cover Page; Fund Highlights -          *
                        The Fund; Fund Highlights -
                        Investment Objective; Fund -
                        Highlights - Investing in Securities
                        of Foreign Issuers; Investment
                        Objective and Policies; Special
                        Investment Methods and Risks -
                        "Short Sales Against the Box"

       (b)              Investment Restrictions;                     *

       (c)              Special Investment Methods and               *
                        Risks; Risk Factors


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

   5   (a)              Management of the Fund - Board               *
                        of Trustees; Management of the Fund -
                        The Adviser

       (b), (d), (e)    Front Cover Page; Special Considerations;    *
                        Fund Highlights - Investment Adviser;
                        Management of the Fund - The Adviser;
                        Back Cover Page

       (c)              Management of the Fund -                     *
                        The Adviser

       (f)              Management of the Fund - The Custodian and   *
                        the Transfer Agent; Back Cover Page

       (g)              Expense Summary; Expenses of the             *
                        Fund - General

       (h)              Information Concerning Shares of             *
                        the Fund - Expenses

   5A  (a), (b), (c)              **                                 **

   6   (a)              Description of Shares;                       *
                        Redemption of Shares

       (b), (c), (d)              *                                  *

       (e)              Reports and Information;                     *
                        Back Cover Page

       (f)              Dividends and Distribution                   *

       (g)              Taxes                                        *

       (h)                        *                                  *

   7   (a)              Front Cover Page; Management of              *
                        the Fund - the Distributor; Back Cover
                        Page


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

       (b)              Purchase and Pricing of Shares               *

       (c)              Special Considerations; Purchase             *
                        and Pricing of Shares; Certain
                        Services Provided to Shareholders -
                        Dividend Election; Terms Applicable
                        to Letter of Intent

       (d)              Fund Highlights - How to Invest;             *
                        Purchase and Pricing of Shares

       (e), (f), (g)              *                                  *

   8(a), (b), (c), (d)  Redemption of Shares                         *

                        Information Concerning Shares of             *
                        the Fund - Redemptions and
                        Repurchases

   9                              *                                  *


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART B       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

  10   (a), (b)                   *                           Front Cover Page

  11                              *                           Front Cover Page

  12                              *                                  *

  13   (a), (b), (c)              *                           Investment Objective,
                                                              and Policies

       (d)                        *                                  *

  14   (a), (b)                   *                           Trustees and Officers of the Fund

       (c)                        *                           Officers

  15   (a)                        *                           Control Persons and Principal
                                                              Holders of Securities

       (b), (c)                   *                           Trustees and Officers of the Fund

  16   (a), (b)         Special Considerations;               Adviser, Distributor, Custodian
                        Management of the Fund -              and Transfer Agent
                        The Adviser

       (c)                        *                                  *

       (d)                        *                           Adviser, Distributor, Custodian
                                                              and Transfer Agent

       (e)                        *                           Brokerage Allocation and Other
                                                              Practices

       (f)              Dividends and Distributions           Adviser, Distributor, Custodian
                                                              and Transfer Agent

       (g)                        *                                  *

       (h)              Independent Auditors and              Adviser, Distributor, Custodian
                        Financial Statements                  and Transfer Agent; Independent
                                                              Auditors and Financial Statements


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART B       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

       (i)                        *                           Adviser, Distributor, Custodian
                                                              and Transfer Agent

  17   (a), (b), (c)              *                           Brokerage Allocation and Other
       (d), (e)                                               Practices

  18   (a)                        *                           Capital Stock and Other Securities

       (b)                        *                                  *

  19   (a), (b)                   *                           Purchase, Redemption, and Pricing
                                                              of Shares

       (c)                        *                                  *

  20                              *                           Taxes

  21   (a), (b)                                               Adviser, Distributor, Custodian
                                                              and Transfer Agent
       (c)                        *                                  *

  22   (a)                        *                                  *

       (b)                        *                           Calculation of Performance Data

  23                              *                           Independent Auditors and Financial
                                                              Statements

--------------------------
*  Not Applicable
** Contained in Annual Report

                                                                      PROSPECTUS


THE MFS-REGISTERED TRADEMARK- AGGRESSIVE SMALL CAP EQUITY FUND  MAY 1, 1997

--------------------------------------------------------------------------------


    The MFS-Registered Trademark- Aggressive Small Cap Equity Fund (the "Fund") is a diversified series of The MFS Series Trust (the "Trust"), an open-end management investment company. The sole objective of the Fund is to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential.



    Massachusetts Financial Services Company ("MFS" or the "Adviser") is the Fund's investment adviser and administrator, and MFS Fund Distributors, Inc. ("MFD") is the Fund's distributor. Prior to March 16, 1997 Navellier Management, Inc. ("Navellier Management" or the "Prior Adviser") was the Fund's investment adviser and administrator and Navellier Securities Corp. ("Navellier Securities") was the Fund's distributor. The investment advisory agreement pursuant to which MFS provides advisory services to the Fund will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. See "Special Considerations." Rushmore Trust and Savings, FSB is the Fund's transfer agent and custodian (referred to as the "Transfer Agent" or the "Custodian," as appropriate).



    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing MFS Service Center, Inc., 500 Boylston St., Boston, MA 02116, telephone: (800) 225-2606. The SAI bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its investment adviser, or its distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Expense Summary__________________________________________________          2
Special Considerations___________________________________________          3
Financial Highlights_____________________________________________          4
Fund Highlights__________________________________________________          5
Investment Objective and Policies________________________________          7
Special Investment Methods and Risks_____________________________          8
Investment Restrictions__________________________________________          9
Risk Factors_____________________________________________________         10
Performance______________________________________________________         11
Management of the Fund___________________________________________         11
Expenses of the Fund_____________________________________________         13
Reports and Information__________________________________________         14
Description of Shares____________________________________________         14
Dividends and Distributions______________________________________         15
Taxes____________________________________________________________         16
Purchase and Pricing of Shares___________________________________         17
Redemption of Shares_____________________________________________         22
Certain Services Provided to Shareholders________________________         24
Additional Information___________________________________________         24
Assent to Trust Instrument_______________________________________         24
Terms Applicable to Letter of Intent_____________________________         24

EXPENSE SUMMARY

-------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases             3%
      (as a percentage of offering price)(1)
    Maximum Sales Load Imposed on Reinvested
      Dividends                                       None
    Redemption Fees                                   None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees                                    1.25%
  Other Expenses
      Administrative Fee                             0.25%
      Other (after expense limitation)(2)            0.25%
  TOTAL FUND OPERATING EXPENSES (after expense
    limitation)(2)                                   1.75%



(1) The sales load is reduced to 2-1/2% for purchases between $25,000 and $49,999.99, 2% for purchases between $50,000 and $74,999.99, 1-1/2% for purchases between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales load for purchases of $1 million or more, or for Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, retirement or deferred compensation plans and trusts used to fund such plans, or the employees of any of the above. There is no sales load for brokers or their employees directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor. There is no sales load on accounts as to which an investment adviser, financial planner, agent, bank or broker-dealer that charges an account management or transaction fee ("wrap accounts") receives a transaction fee as part of a "wrap fee" account, provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; there is no sales load for the spouse or child of any of the above. (See also "Reduced Sales Charges").



(2) The Adviser has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that "Total Fund Operating Expenses" do not exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year; otherwise, "Other Expenses," excluding the "Administrative Fee," and "Total Operating Expenses" are estimated to be 0.36% and 1.86% per annum, respectively, based on the Fund's average daily net assets for the fiscal year ended December 31, 1996. If this arrangement had not been in place for the Fund's fiscal year ended December 31, 1996, and the Fund's average daily net assets were $80 million (based on the Fund's approximate net assets as of April 15, 1997) the Fund's "Other Expenses," excluding the "Administrative Fee," and "Total Fund Operating Expenses" are estimated to be 0.705% and 2.205% per annum, respectively. See "Special Considerations" and "Expenses of the Fund."



EXAMPLES: The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:



One-Year______  $      47  Five-Year_____  $     122
Three-Year____  $      83  Ten-Year______  $     230



    The foregoing example assumes (a) that an investor maintains an average of $1,000 invested in the Fund; (b) payment of the maximum 3% sales load, (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); and (e) reinvestment of all dividends and distributions. The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.



    THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

SPECIAL CONSIDERATIONS

-------------------------------------------------------


CHANGE IN FUND'S INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR



    On March 16, 1997, MFS commenced providing investment advisory and administrative services to the Fund, and MFD commenced providing distribution services to the Fund. Prior to that date, Navellier Management provided investment advisory and administrative services to the Fund and Navellier Securities provided distribution services to the Fund.



    At a meeting held on March 13, 1997, the Board of Trustees which oversees the Fund (the "Board") decided not to renew the Fund's contractual arrangements with Navellier Management and Navellier Securities but instead to retain MFS and MFD. The Board has removed representatives of Navellier Management and Navellier Securities from all positions with the Trust and the Fund.



SUBSEQUENT SHAREHOLDER APPROVAL



    Pursuant to the requirements of applicable law, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders (the "MFS Advisory Agreement Proposal") at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. If this proposal is approved by Fund shareholders, MFS anticipates that the investment advisory fee and administrative services fee paid by the Fund to MFS would be lowered at that time from 1.25% per annum and 0.25% per annum, respectively, to approximately 0.75% per annum and 0.015% per annum, respectively, for a total reduction of approximately 0.735% per annum.



    If the proposal is not approved by Fund shareholders, the Board would then decide what action would be appropriate to serve the shareholders' best interests.



OTHER CONSIDERATIONS



    MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that the Fund's total operating expenses do no exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year. This expense limitation arrangement does not cover extraordinary Fund expenses, such as litigation-related expenses, or any expenses which were borne or accrued prior to March 16, 1997. Under an agreement between the Fund and Navellier Management relating to the payment of the Fund's operating expenses, Navellier Management may be able to seek reimbursement for operating expenses of the Fund paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 through March 15, 1997. The amount of this possible reimbursement, if any, has not been determined as of the date of this Prospectus.



    Two of the former trustees of the Trust, Louis G. Navellier and Alan Alpers, have brought two legal actions in federal district court against two of the Trust's sitting trustees, Donald A. Simon and Kenneth Sletten, one seeking to prevent the removal of Messrs. Navellier and Alpers as trustees of the Trust and the other seeking to prevent the Fund from conducting the shareholders meeting to approve the Fund's investment advisory agreement with MFS. While the first legal action was dismissed by the court, the second legal action remains pending. The Trust has entered into indemnification agreements with members of the Board of Trustees which provide that the Trust will indemnify and hold harmless the Trustees against any claim by any of the Fund's shareholders for any error of judgment or mistake of law or fact, for any act or omission by the Trustees, or for any losses sustained by the Trustees or the Fund's shareholders except to the extent that the Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. While the Trust has a Directors' and Officers' Errors and Omissions Liability Insurance Policy (the "Insurance Policy"), the deductible under the Insurance Policy is $250,000. Expenses up to the amount of the deductible incurred in defending these legal actions will be borne by the Fund, and expenses exceeding the amount of the deductible will be borne by the Fund if the claims made in these legal actions are not covered by the Fund's Insurance Policy (however, the Fund believes that these claims are so covered).



    Due to these litigation expenses and the possibility that Navellier Management may seek reimbursement from the Fund of operating expenses paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 and ending on March 15, 1997 (or thereafter), the Fund's "Total Operating Expenses" may exceed 1.75%, as set forth under the "Expense Summary" above. Assuming that the Fund incurs $250,000 in litigation-related expenses on account of the claims discussed above (I.E., the amount of the deductible under the Insurance Policy), the Fund's "Total Operating Expenses" for its current fiscal year are estimated to be 2.205% per annum at the current levels of the Fund's management fee (1.25% per annum) and administrative services fee (0.25% per annum), and are estimated to be 1.78% per annum assuming shareholder approval of the Fund's investment advisory agreement with MFS and the reductions in the Fund's management fee (to 0.75% per annum) and administrative services fee (to 0.015% per annum) discussed above. These estimated expense ratios are based upon the Fund's net assets of $80 million as of April 15, 1997.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------


    The following audited financial highlights shows the per share income and capital changes for an outstanding share of the Fund for the fiscal years ended December 31, 1996 and December 31, 1995 and for the period ended December 31, 1994. As noted under "Special Considerations" above, Navellier Management served as the Fund's investment adviser during this period. The information in the table should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.



                                                       For the           For the           For the
                                                      Year Ended        Year Ended       Period Ended
                                                     December 31,      December 31,      December 31,
                                                         1996              1995             1994*
                                                   ----------------  ----------------  ----------------
Per Share Operating Performance:
  Net Asset Value--Beginning of Period               $      15.41      $      10.98       $    10.00
                                                         --------          --------          -------
  Net Investment Loss                                       (0.23)            (0.16)           (0.08)
  Net Realized and Unrealized Gains on Securities            2.61              4.97             1.06
                                                         --------          --------          -------
  Net Increase in Net Asset Value Resulting from
    Operations                                               2.38              4.81             0.98
  Distributions to Shareholders:
    From Net Investment Income
                                                            -----         -----             -----
    From Net Realized Capital Gains                                           (0.38)
                                                            -----                           -----
                                                                           --------
                                                         --------                            -------
  Net Increase in Net Asset Value                            2.38              4.43             0.98
                                                         --------          --------          -------
  Net Asset Value--End of Period                     $      17.79      $      15.41       $    10.98
                                                         --------          --------          -------
                                                         --------          --------          -------

Total Investment Return(1)                                  15.44%            43.80%            9.80%

Ratios to Average Net Assets:
  Expenses After Reimbursement(2)                            1.75%             1.75%            1.68%**
  Expenses Before Reimbursement (Note 2)(2)                  1.86%             2.10%            4.52%**
  Net Investment Loss                                       (1.33%)           (1.15%)          (0.81%)

Supplementary Data:
  Portfolio Turnover Rate                                   136.9%            169.6%           139.9%
  Number of Shares Outstanding at End of Period
    (000s omitted)                                         10,683             6,831            1,660

  Net Assets at End of Year (000s omitted)               $190,035          $105,299          $18,224
  Average Commission Rate Paid(3)                    $     0.0424

(1) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.


(2) Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


------------------------


* From Commencement of Operations January 3, 1994.



** Annualized


FUND HIGHLIGHTS
-------------------------------------------------------

THE FUND


    The Fund is a diversified series of the Trust, an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 28, 1993.



INVESTMENT OBJECTIVE



    The Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Fund will be to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval. The Fund should not be considered suitable for investors seeking current income.


INVESTMENT ADVISER


    The Fund has retained MFS to provide it with a continuous investment program, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected and purchased, retained, or sold by the Fund. MFS receives an annual fee, equal to 1.25% of the value of assets under management for the Fund, payable monthly, based upon a percentage of the Fund's average daily net assets. The advisory fees paid by the Fund to the Adviser are higher than those paid by most other investment companies. MFS also receives an annual administrative fee of 0.25% of the value of assets under management.

DISTRIBUTION OF SHARES


    MFD acts as the sole distributor of the Fund's shares and also serves as distributor for each of the other funds in the MFS Family of Funds. It is a wholly owned subsidiary of MFS, the Fund's Adviser. The Distributor may sell shares of the Fund directly to investors or through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers by paying them directly or allowing them to receive directly from the investor some or all of the sales charge paid by the Fund investors.


HOW TO INVEST


    Shares of the Fund are available for purchase through selected broker-dealers. The Fund was closed to new investors after April 15, 1996. Existing shareholders and mutual fund wrap fee advisers, financial advisers and planners have been able to continue to purchase additional shares after April 15, 1996. The Fund may resume sales to new investors at some future date.



    The daily public offering price for shares is the net asset value per share next computed after receipt of your order plus the sales charge. As described in the foregoing table (see "Expense Summary"), the Fund has a sliding sales charge beginning at 3% on initial investments of between $2,000 and $24,999.99. The sales charge is incrementally reduced to 1% on purchases of $100,000 or more. No sales charge is charged on investments of $1 million or more, or to Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, their employees, or a retirement plan or deferred compensation plan and trust to fund such plan; or to brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor, or their employees; or on purchases through accounts as to which an investment advisor, financial planner, agent, banker or broker-dealer charges an account management or transaction fee as part of a "wrap fee", provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; or the spouse or child of any of the above. (See also "Reduced Sales Charges".) The sales charge is paid at the time of the investor's purchase. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more. Investments in the Fund can be made through selected securities dealers (who have the responsibility to transmit orders promptly and may charge a fee for the purchase or redemption of Fund shares), or through the transfer agent, Rushmore Trust and Savings, FSB. (See "Purchase and Pricing of Shares"). Investors can also invest in the Fund by completing an application authorizing the transfer agent to transfer funds automatically every month from the investor's checking account to the Fund for purchase of Fund shares for the investor's account.


REDEMPTION OF SHARES


    On any day the Fund and the stock exchanges are open for business the shares will be redeemed at the next determined net asset value per share after receipt of the redemption order. Redemption orders received after 4:00 p.m. E.S.T. will be given the next days' net asset value.



    If the investor requests payment of redemptions to a third party or to a location other than his/her address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.

    The Fund will redeem its shares in cash at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed only until such time as it is reasonably necessary to assure that good payment has been collected for the purchase of such shares which may be up to fifteen (15) days from purchase date. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.



    The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practical; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.



INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries.


    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its total net assets in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.



INVESTMENT OBJECTIVE AND POLICIES

-------------------------------------------------------


    The investment objective of the Fund is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.



    The Fund will invest primarily in the common stock of small cap companies (companies with market capitalization of less than one billion dollars) believed by the Adviser to have appreciation potential. This Fund should not be considered suitable for investors seeking current income. Since no one class or type of security necessarily affords the greatest promise for capital appreciation at all times, the Fund may invest up to 35% of its assets in non-small cap securities of any issuer believed by the Adviser to offer potential for capital appreciation over both the intermediate and long term. Under normal circumstances, the Fund will invest at least 65% of its total assets in small cap equities. However, that projected minimum percentage could be temporarily lowered during adverse market conditions. Equity securities include, but are not limited to, common and preferred stock, and preferred stocks that are convertible into common stock.

    The Fund may also invest in debt securities and money market instruments if, in the opinion of the Adviser, such investment will further the investment objective of the Fund. In addition, for temporary defensive purposes, the Fund may retain cash or invest all or any portion of its assets in cash equivalents. The Fund's holdings in such non-equity, non-small cap securities will not exceed 35% of the total assets of the Fund. If the Fund's assets or a portion thereof are retained in cash, such cash will, in all probability, be deposited in short-term commercial paper.



    It is anticipated that all of the Fund's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Fund has invested drops below investment grade, the Fund will promptly dispose of such investment.



    The Fund invests primarily in undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth.



    There are no limitations on the type or dividend paying record of small capitalization companies or industries in which the Fund may invest, the principal criteria for investment being that the securities provide opportunities for capital growth. The Fund will invest up to 100% of its capital in equity securities selected for their capital growth potential.



    The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. Such companies are likely to be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Adviser may, however, purchase common stocks of well known, highly researched, large companies if it believes such common stocks offer opportunity for long-term capital growth. Investments in such large company stocks will not exceed 35% of the Fund's total assets.



    Diversification is a consideration in selecting investments for the Fund. However, greater emphasis will be placed upon selection of securities believed to have good potential for appreciation rather than upon wide diversification.


SPECIAL INVESTMENT METHODS AND RISKS
-------------------------------------------------------

"SHORT SALES AGAINST THE BOX"


    The Fund is permitted to make short sales if at the time of the short sale the Fund owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."


    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.


    The Fund may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.



    Short sales of securities, other than "short sales against the box," will not be permitted by the Fund.


INVESTMENT RESTRICTIONS
-------------------------------------------------------


    The Fund may not invest 25% or more of its total assets in any one industry. The Fund may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The Fund is also prohibited from investing in or selling puts, calls, or straddles (or any combination thereof). The Fund may borrow money only from banks for temporary or emergency (not leveraging) purposes (provided that, after each borrowing, there is an asset coverage of at least 300%). In order to secure any such borrowing, the Fund may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Fund. The investment by the Fund in securities, including American Depository Receipts, of issuers incorporated or organized, or any governmental entity or political subdivision thereof, located outside of the United States is limited to 25% of the net asset value of the Fund, provided that no such foreign securities may be purchased unless they are traded in United States securities markets.


    The Fund may not purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would be invested in such securities, nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Fund would be invested in either illiquid or unseasoned securities.



    In addition to the investment restrictions described above, the investment program of the Fund is subject to further restrictions which are described in the SAI. The restrictions for the Fund are fundamental and may not be changed without shareholder approval.



RISK FACTORS

-------------------------------------------------------

INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the "Investment Objective and Policies" section.



    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its net asset value in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.


PORTFOLIO TURNOVER


    The annual rate of portfolio turnover for the Fund was 136.9% for its fiscal year ended December 31, 1996. The Fund does not generally intend to have a portfolio turnover rate in excess of 100% per annum, however, given the transition of management responsibilities from Navellier Management to MFS discussed under "Special Considerations" above, the Fund expects its portfolio turnover rate for its current fiscal year to be up to 200%. These anticipated portfolio turnover rates are NOT restrictions on the Fund and if in the Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance then the Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities, may result in increased levels of capital gain distributions to shareholders and could therefore adversely affect Fund performance and the level of taxable capital gains received by shareholders. See "Taxes." To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the SAI, "Taxes").

SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO


    For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Fund will invest, see "Investment Objective and Policies."



PERFORMANCE

-------------------------------------------------------


    From time to time the Fund may include its performance history in advertisements, sales literature, or reports to current or prospective shareholders. Performance information about the Fund is based on its past performance only and is not an indication of future performance. Performance history may be expressed as yield or as total return of the Fund.



    The "total return" of the Fund refers to the average annual compounded rate of return over some representative period that would equate an initial payment of $1,000 (after deduction of the maximum sales load) at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. For more information about calculation of the investment performance of the Fund, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the MFS Service Center, Inc. (see back cover for address and phone number).


MANAGEMENT OF THE FUND
-------------------------------------------------------

THE BOARD OF TRUSTEES


    The Trust's Board of Trustees directs the business and affairs of the Fund as well as supervises the Adviser, Administrator, Distributor, Accountant, Transfer Agent and Custodian, as described below.



THE ADVISER



    The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment. Pursuant to a separate Administrative Services Agreement, the Adviser provides the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Fund's compliance with its reporting obligations. The Adviser may contract for the performance of such services to the Custodian, Transfer Agent, or others, and may share some or all of its fee with such other person(s). The Adviser also provides the Fund with a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.



    Since the inception of the Fund through March 15, 1997, Navellier Management acted as the investment adviser and administrator of the Fund. On March 15, 1997, the investment advisory agreement and administrative services agreement between the Trust and Navellier

Management with respect to the Fund terminated due to the decision of the Trust's Board of Trustees not to renew these agreements.



    Effective March 16, 1997, the Trust entered into a new investment advisory agreement and a new administrative services agreement with MFS. As noted under "Special Considerations" above, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997.



    John W. Ballen, a Senior Vice President of MFS and MFS' Chief Equity Officer, is the Fund's portfolio manager. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984.



    MFS is America's oldest mutual fund organization and, together with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS serves as the investment adviser to the MFS Family of Funds and a number of closed-end funds, funds underlying insurance products and offshore funds. As of March 31, 1997, net assets under management of the MFS organization were approximately $51.5 billion on behalf of 2.4 million investor accounts, and the MFS organization managed approximately $27.9 billion of assets invested in equity securities.



    The new investment advisory and administrative services agreements with MFS contain substantially the same terms and conditions as the terminated agreements with Navellier Management. As required by these terminated agreements with Navellier Management, the Trust and the Fund have changed their names to eliminate the use of the term "Navellier" and, reflecting the new relationship with MFS, have adopted the names "The MFS Series Trust" and "MFS Aggressive Small Cap Equity Fund," respectively.



    The Adviser receives an annual 1.25% investment advisory fee from the Fund, payable monthly, based upon the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that paid by most other investment companies. The Adviser also receives a 0.25% annual fee from the Fund for the provision of administration services.


THE DISTRIBUTOR


    Since the inception of the Fund through March 15, 1997, Navellier Securities acted as the Fund's Distributor. On March 15, 1997, the distribution agreement for the Fund between the Trust and Navellier Securities terminated due to the decision of the Trust's Board of Trustees not to renew this agreement.



    Effective March 16, 1997, the Trust entered into a new distribution agreement with MFD. The new agreement with MFD contains substantially the same terms and conditions as the terminated agreement with Navellier Securities.

THE CUSTODIAN AND THE TRANSFER AGENT


    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1517 or (800) 621-7874, is Custodian for the Fund's
securities and cash and Transfer Agent for the Fund shares.


EXPENSES OF THE FUND
-------------------------------------------------------

GENERAL


    The Fund is responsible for the payment of its own expenses. These expenses are deducted from investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser, the Custodian, the Transfer Agent, and the Accountant; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal and auditing fees; insurance; and printing and other expenses which are not directly assumed by the Adviser under its investment advisory and administrative services agreements with the Fund.



    Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



    Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997 such that the Fund's "Total Fund Operating Expenses" do not exceed 1.75% per annum of its average daily net assets (the "Maximum Percentage"). MFS has not agreed to bear the Fund's extraordinary expenses. The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Total Fund Operating Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Total Fund Operating Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or March 16, 2000.


BROKERAGE COMMISSIONS


    The Adviser may use selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. The Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). (See the SAI).


REPORTS AND INFORMATION
-------------------------------------------------------


    The Fund will distribute to its shareholders semi-annual reports containing unaudited financial statements and information pertaining to matters of the Fund. An annual report containing financial statements together with the report of the independent auditors of the Fund is distributed to shareholders each year.



    Shareholder inquiries should be addressed to the Transfer Agent, Rushmore Trust and Savings FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Tel:
(301) 657-1510 or (800) 622-1386.


DESCRIPTION OF SHARES
-------------------------------------------------------


    The Trust is a Delaware business trust organized on May 28, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Trust is only offering shares of the Fund.



    The shares of the Fund, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redemption of Shares"). Each share of the Fund is equal as to earnings, expenses, and assets of the Fund and, in the event of liquidation of the Fund, is entitled to an equal portion of all of the Fund's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------


    All dividends and distributions with respect to the shares of the Fund will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Fund prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or short-term or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, the Fund retains the use and benefits of such monies as would be paid as cash dividends.



    The Fund will distribute all of its net investment income and net realized capital gains, if any, annually in December. If a cash payment is requested with respect to the Fund, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.



    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Fund intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.



    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the Fund unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.


    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following).

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

TAXES
-------------------------------------------------------

FEDERAL TAXES


    The Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.



    However, the Code contains a number of complex tests relating to qualification which a fund might not meet in any particular year. For example, if a fund derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify. If a fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders and all Fund distributions would be taxable to shareholders as ordinary dividend income.



    Because the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that the Fund will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.



    Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Fund.



    Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Fund and is paid out of the Fund's net capital gain (that is, the excess of the Fund's net long-term capital gain over its net short-term capital loss).



    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.



    Upon a disposition or redemption of shares of the Fund, the shareholder will generally recognize taxable gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain or loss (long-term or short-term, depending upon the holding period for the redeemed shares).



    Shortly after the end of each calendar year, each Fund shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. Shareholders may be subject to backup withholding at the rate of 31% on dividends and redemption proceeds unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Backup withholding will not be applied to payments that are subject to 30% withholding.


    The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

    The Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

    Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, and local taxation which may be applicable to such investor in connection with an investment in the Fund.

PURCHASE AND PRICING OF SHARES
-------------------------------------------------------

PURCHASE OF SHARES

    The Fund's shares are sold to the general public on a continuous basis through the Distributor and its network of broker-dealers and Transfer Agent.


    The Fund closed to new investors on April 15, 1996. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Fund shares owned, and through the purchase of additional Fund shares. Shareholders of the Fund as of the April 15, 1996 closing date may also open and add to additional accounts that use the same social security number as the account existing as of April 15, 1996, such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through mutual fund wrap fee advisers and financial planners. Additionally, Trustees of the Fund and employees and directors of the Fund's Adviser may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date.

PURCHASE BY MAIL


    Investments in the Fund can be made through selected securities dealers, who have the responsibility to transmit orders promptly and may charge a processing fee, or through the Transfer Agent, Rushmore Trust and Savings, FSB.



TO INVEST BY MAIL: Fill out an application and make a check payable to "MFS Aggressive Small Cap Equity Fund." Mail the check along with the application to:



       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    Purchases by check will normally be credited to an account at the closing net asset value next determined after receipt of payment in good order. Foreign checks will not be accepted.



    Net asset value per share is calculated once daily as of 4:00 p.m. E.S.T. on each business day. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is to be computed. (See "Purchase and Pricing of Shares--Valuation of Shares").



PURCHASES THROUGH DEALERS



    Shares purchased through Dealers will be effected at the net asset value next determined after the Dealer receives the purchase order, provided that the Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. E.S.T. The investor must settle his or her entitlement to that day's net asset value with the Dealer.



    Certain selected Dealers may effect transactions in shares of the Fund on a "three-day settlement" basis through the National Securities Clearing Corporation's Fund/SERV system.



    Purchases of shares through Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. The sales charge applicable to the investor's purchase (See "Pricing of Shares" below) is the same when purchased through a Dealer as when purchased directly through the Transfer Agent.



    Shareholders who wish to transfer fund shares from one broker-dealer to another should contact the Transfer Agent at (800) 622-1386.


TO INVEST BY BANK WIRE: Request a wire transfer to:


       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing Number 0550 71084
       For Account of MFS Aggressive Small Cap Equity Fund
       Account Number 0293 85770

    AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE TRANSFER AGENT AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. E.S.T. AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.



    Such wire should identify the name of the Fund, the account number, the order number (if available), and your name.


TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:


    Shareholders may make automatic monthly purchases of the Fund's shares by executing an automatic monthly withdrawl application authorizing his/her/its bank to transfer money from his/ her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Fund for the shareholder. There is no charge by the Fund for this automatic monthly investment plan and the shareholder can discontinue the service at any time.



PRICING OF SHARES



    The shares of the Fund are sold at their net asset value per share next determined after an order in proper form (completely filled out application form and additional information or documentation) is received by the Transfer Agent, plus a maximum sales charge of 3% on a single purchase of between $2,000 and $24,999.99. The sales load is reduced to 2-1/2% for purchases of between $25,000 and $49,999.99, 2% for purchases of between of between $50,000 and $74,999.99, 1-1/2% for purchases of between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales charge for purchases of $1 Million or more. The sales charge is payable at the time shares are purchased and is deducted from the amount credited to the investor's account. If an order for shares of the Fund is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. on that day (plus the applicable sales charge). Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m on the next day (plus the applicable sales charge). However, orders received by the Transfer Agent from dealers or brokers after the net asset value is determined that day will receive such offering price if the orders were received by the broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. E.S.T.). Shares are entitled to receive any declared dividends on the day following the date of purchase.



    ABATEMENT OF SALES CHARGES FOR TRANSFERRED ACCOUNTS



    Any investor who transfers all or any portion of his investment from any other registered investment company which charges a sales load (other than those which charge a deferred sales load) to the Fund will not be required to pay a sales charge on the amount invested. The Fund Trustees, the Distributor, the Custodian, the Transfer Agent, retirement or deferred compensation plans and trusts used to fund such plans, and their employees; or brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor or the Adviser or their employees or the spouse or child of any of the above will not be required to pay any sales charge, nor will any investor who purchases more than $1 million of the Fund's shares nor will any investor who purchases through an account as to which an investment adviser, financial planner, agent, bank or broker-dealer charges an account management or transaction fee ("wrap fee"), provided the investment adviser, financial planner, agent, bank or broker-dealer has an Agreement with Distributor.



    Purchases may also be made at net asset value (no load) by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and by retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


    GENERAL PURCHASING INFORMATION


    The Fund has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments. A shareholder who wishes to place an order for shares should contact MFS Service Center, Inc. at (800) 225-2606.


    REDUCED SALES CHARGES


    A reduction in the sales charge rate applicable to sales of Fund shares may be obtained by volume discounts as described in the Prospectus. In addition, members of qualified groups or persons purchasing shares for retirement plans or individual retirement accounts (IRAs) may purchase shares of the Fund at the same discounts charged on volume discount purchases. Also, persons who transfer their investments from another investment company, to which they paid a sales charge, will not be charged a sales charge.



    Purchases of Fund shares are made at the public offering price next determined after the Transfer Agent receives payment, including the applicable sales charge. To receive the group rate on their individual purchase, group members must purchase shares through a single investment dealer designated by the group. After the initial purchase, a member may send funds for the purchase of shares directly to the Transfer Agent. Sales to members of qualified groups are made at a reduced sales charge because such sales normally involve less sales effort and sales-related expense than would usually be associated with sales to individual investors. Also, it is believed that such reduced sales charges will provide an incentive for increased investment in the Fund by members of qualified groups which could benefit the Fund and its shareholders by enabling the Fund to achieve certain economies of scale and benefits of size more rapidly than would otherwise be the case.



    As determined by the Distributor, qualified groups include the employees of a corporation or a sole proprietorship, members, and employees of a partnership or association (including, without limitation, members of tax-exempt organizations enumerated under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code of 1986), or other organized groups of persons (the members of which may include other qualified groups), provided that: (i) the group has at least 25 members, of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; and (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser, or security holders of a company.

    Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner member, or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary, or participants in a qualified retirement plan, or contributors to an individual retirement account (IRA). For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships, and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, as well as trustees of employment benefit trusts acquiring Fund shares for the benefit of any of the foregoing. The Fund reserves the right to revise the terms of, or to suspend or discontinue, group sales charge discounts at any time.

LETTER OF INTENT

    An investor may pay reduced sales charges by signing and fulfilling a Letter of Intent which is on the Application Form. The Letter of Intent confirms the investor's intention as to the total investment in shares of the Fund within the following 13 consecutive months, and thereby the investor will become eligible for the reduced sales charges applicable to the total amount to be purchased. Purchases made within 90 days prior to the signing of the Letter of Intent may be included in the total amount and will be valued on the effective date of the Letter of Intent. The Letter of Intent will not be a binding obligation on either the purchaser or the Fund. Purchases made under the Letter of Intent are made at the sales charge applicable to the aggregate amount to be invested in shares of the Fund under the Letter of Intent as if all the shares were purchased in a single transaction. During the period of the Letter of Intent, the Transfer Agent will hold shares representing 5% of the intended purchase in escrow to provide payment of additional sales commissions that may have to be paid if the Letter of Intent is reduced. If the total shares stated in the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by the redemption of sufficient shares held in escrow for the account of the investor. Otherwise, shares held in escrow will be released upon completion of the intended investment. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intent qualify for an additional reduction in sales charge. For more information concerning the Letter of Intent, see the Application Form or contact the Transfer Agent.

VALUATION OF SHARES


    The net asset value of the shares of the Fund is calculated by adding the values of all securities and other assets of the Fund, subtracting liabilities of the Fund, and dividing by the number of outstanding shares. It is determined once daily as of 4:00 p.m E.S.T., on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the number of outstanding shares of the Fund. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.



    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Trustees of the Fund. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. (See "Purchase, Redemption, and Pricing of Shares--Determination of Net Asset Value" in the SAI.)


REDEMPTION OF SHARES
-------------------------------------------------------

GENERAL


    A shareholder may redeem shares of the Fund at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day" refers to those days on which stock exchanges trading small cap stocks are open for business. The Fund may change the following procedures at its discretion.



    Any shareholder who redeems shares of the Fund prior to the close of business on the record date for a dividend or distribution will not be entitled to receive the dividend or distribution. A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. Payments in redemption of shares will be reduced by any income tax required to be withheld. See "Taxes," above. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.



    If a shareholder wishes to redeem his or her entire shareholdings in the Fund, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

    A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:


       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    The request for redemption should include the name of the Fund, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


    The owner of $25,000 or more worth of the shares of the Fund may provide for the payment from his account of any requested dollar amount (but not less than $1,000) to him or his designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at its address of record. A sufficient number of shares will be redeemed to make the designated payment. This redemption option is not available with respect to shares for which certificates are held by a shareholder. Since a sales charge is imposed on investors, investors should not purchase shares in the Fund while they are participating in the withdrawal plan.


FURTHER REDEMPTION INFORMATION


    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Transfer Agent to inquire what, if any, additional documentation may be required.


    The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.


    Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash. Information as to those matters is set forth in the SAI.

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS
-------------------------------------------------------

STATEMENTS OF ACCOUNT


    Statements of Account for the Fund will be sent to each shareholder at least quarterly.


DIVIDEND ELECTION


    A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares.


ADDITIONAL INFORMATION
-------------------------------------------------------


    The SAI, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the SAI do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.



    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the SAI and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


ASSENT TO TRUST INSTRUMENT
-------------------------------------------------------


    Every shareholder, by virtue of having purchased a Share shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.


TERMS APPLICABLE TO LETTER OF INTENT
-------------------------------------------------------


    By indicating in the Letter of Intent Section of the Account Application that the provisions of the Letter of Intent have been selected, the investor agrees as follows:


    Each purchase of shares under the Letter of Intent will be made at the public offering price which, at the time of such purchase, is applicable to a single transaction of the dollar amount checked on the Account Application, as described in the current Prospectus relating to such shares.

    Out of the initial purchase (or subsequent purchases if necessary), 5% of the total purchases required to complete the Letter of Intent will be held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name. The Letter of Intent will terminate and the escrow will be released when the total purchases made under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by the investor, equal the aggregate amount checked on the Account Application. All dividends and any capital gain distributions on the escrowed shares will be paid to the investor or to the investor's order, but the receipt of dividends and capital gain distributions in shares computed at net asset value will not apply towards the completion of the Letter of Intent.



    No commitment is made to purchase additional shares. If, within 13 months from the date of the Letter of Intent, the investor's total purchases under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by such investor, do not equal or exceed the aggregate amount checked on the Account Application, the Investor will remit to Rushmore Trust and Savings FSB, the difference in the sales charge actually paid and the sales charge which the investor would have paid if total purchases made under the Letter of Intent had been made at a single time. If, within 20 days after written request by Rushmore Trust and Savings, FSB or the appropriate dealer, the investor does not pay such difference in the sales charge, such investor irrevocably constitutes and appoints Rushmore Trust and Savings, FSB as his/her attorney to surrender for redemption any or all escrowed shares, with full power of substitution in the premises, to be redeemed in order to realize such difference.


    For purposes of a Letter of Intent, a "single purchaser" means:

        (i) an individual, or an individual, his spouse and their children under the age of 21 purchasing for his or their own account (including an IRA account) including his or their own trusts, commonly known as living trusts; or

        (ii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, although more than one beneficiary is involved; or

        (iii) multiple trusts for the same employer, or

        (iv) trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    Except as provided above, a "single purchaser" does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative, nor shall it include a trustee, agent, custodian, or other representative of such a group of individuals.

                                           INVESTMENT ADVISER


                                           Massachusetts Financial Services
                                           Company
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000



                                           DISTRIBUTOR



                                           MFS Funds Distributor, Inc.
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000


                                           TRANSFER AGENT AND CUSTODIAN


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386


                                           SHAREHOLDER INQUIRIES


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386



                                           INDEPENDENT AUDITORS



                                           Deloitte & Touche LLP
                                           1900 M Street
                                           Washington, D.C. 20036
                                           (202) 955-4000

               MFS AGGRESSIVE SMALL CAP EQUITY FUND ("THE FUND")
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1997

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the MFS Aggressive Small Cap Equity Fund, a series of The MFS Series Trust (the "Trust"), dated May 1, 1997, a copy of which Prospectus may be obtained, without charge, by contacting the MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, telephone:
(800) 225-2606.

TABLE OF CONTENTS
-------------------------------------------------------

General Information and History________________________________          2
Investment Objective and Policies______________________________          2
Trustees and Officers of the Fund______________________________          5
Officers_______________________________________________________          7
Control Persons and Principal Holders of Securities____________          8
Adviser, Distributor, Custodian and Transfer Agent_____________          8
Brokerage Allocation and Other Practices_______________________          9
Capital Stock and Other Securities_____________________________         11
Purchase, Redemption, and Pricing of Shares____________________         12
Taxes__________________________________________________________         15
Calculation of Performance Data________________________________         18
Independent Auditors and Financial Statements__________________         21
Appendix_______________________________________________________         22

GENERAL INFORMATION AND HISTORY
-------------------------------------------------------

    The Trust is a business trust company (organized under the laws of the State of Delaware on May 28, 1993). The Trust was known as The Navellier Series Fund until March 16, 1997, when the Trust entered into an investment advisory agreement with a new investment adviser and its name was changed to The MFS Series Trust. The Trust's only series was known as the Aggressive Small Cap Equity Portfolio, and as of March 16, 1997 became known as the MFS Aggressive Small Cap Equity Fund.

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------

    INVESTMENT POLICIES. The investment objective and policies of the Fund are described in the "Investment Objective and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Prior to being considered as a permissible investment for the Fund, each issuer of the following instruments will first have to be determined by the Adviser to qualify as a "Qualified Issuer" (as defined by the Prospectus).

    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associates against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    INVESTMENT RESTRICTIONS. The Fund's fundamental policies cannot be changed without the approval of a vote of a majority of the outstanding securities of the Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund.

    The following investment restrictions are fundamental policies of the Fund (unless otherwise specified below) and may not be changed except as described above. The Fund may not:

    1. Purchase for the Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of the Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the voting securities of any class of such issuer would be held by the Fund.

    2. Concentrate the portfolio investments in any one industry. To comply with this restriction, no security may be purchased for the Fund if such purchase would cause the value of the aggregate investment of the Fund in any one industry to be 25% or more of that Fund's total assets (taken at market value).

    3. Purchase any securities or other property on margin, or engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain without payment of any additional consideration securities equivalent in kind and amount to the securities sold); PROVIDED, HOWEVER, that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

    4. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    5. Make securities loans, except that the Fund may make loans of the portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33 1/3% of the value of the total assets (taken at market value) of the Fund.

    6. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Fund but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets.

    7. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part of such activities, but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets, although the Fund may purchase securities of issuers which engage in whole or in part of such activities.

    8. Invest in or sell puts, calls, straddles, and any combination thereof.

    9. Purchase securities of companies for the purpose of exercising management or control.

    10. Participate in a joint or joint and several trading account in securities.

    11. Purchase the securities of (i) other open-end investment companies, or
(ii) closed-end investment companies.

    12. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value), and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets with respect to which the borrowing has been made. The Fund may not invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund.

    13. Pledge, mortgage, or hypothecate the assets of the Fund to an extent greater than 10% of the total assets to secure borrowings made pursuant to the provisions of Item 12 above.

    14. Purchase for the Fund "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 12 above.

    PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Fund, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Fund during 1996 was 136.9%. The Fund will attempt to generally limit the annual portfolio turnover rate to 300% or less, however this rate may be exceeded if in the Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Fund's performance.

TRUSTEES AND OFFICERS OF THE FUND
-------------------------------------------------------

    The following information, as of April 10, 1997, is provided with respect to each director and officer of the Fund:

                                     POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING
      NAME AND ADDRESS           REGISTRANT AND ITS AFFILIATES                PAST FIVE YEARS
----------------------------  -----------------------------------  -------------------------------------

Donald A. Simon               Independent Trustee, Chairman and    Currently the President of American
American Aeromedical          President                            Aeromedical Services Corp., a
Services Corporation                                               provider and marketer of traveler's
21893 Skywest Dr.                                                  assistance programs, and the
Hayward, CA 94541                                                  Executive Vice President and Director
                                                                   of Air Ambulance Inc., an aeromedical
                                                                   transportation company. Mr. Simon was
                                                                   formerly Chairman of KangaROOS USA,
                                                                   Inc., a footwear importer; Executive
                                                                   Vice President of Life Insurance RX
                                                                   Corp., a computer services firm; and
                                                                   President of Air Chaparral/Inland
                                                                   Empire Airlines, a regional commuter
                                                                   airline. He has over 35 years of
                                                                   experience in the mutual fund,
                                                                   financial planning, insurance, and
                                                                   corporate areas of large and small
                                                                   companies.

Lawrence Bianchi              Independent Trustee                  Currently Chairman of the Board of
Codman Company                                                     Directors of The Codman Company,
211 Congress Street                                                Inc., and a member of The American
Boston, MA 02210                                                   Society of Real Estate Consultants,
                                                                   Mr. Bianchi has been in the Boston
                                                                   real estate market for 28 years. He
                                                                   has been a Commissioner for 16 years,
                                                                   representing the Greater Boston Real
                                                                   Estate Board on the Boston Landmarks
                                                                   Commission, served 20 years on the
                                                                   Industrial Development Financing
                                                                   Authority of the City of Boston, and
                                                                   for the past 11 years has been its
                                                                   Chairman. He was President in 1989 of
                                                                   the New England Chapter of The
                                                                   Society of Industrial and Office
                                                                   Realtors. He is an incorporator of
                                                                   both Massachusetts General Hospital
                                                                   and University Hospital and a
                                                                   Director of Historic Boston, Inc.,
                                                                   and the Bostonian Society. Prior

                                     POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING
      NAME AND ADDRESS           REGISTRANT AND ITS AFFILIATES                PAST FIVE YEARS
----------------------------  -----------------------------------  -------------------------------------
                                                                   to its sale in 1992 to the John
                                                                   Hancock Insurance Company, Mr.
                                                                   Bianchi served for 3-1/2 years as one
                                                                   of four outside directors of the 750
                                                                   million dollar Patriot Group of three
                                                                   closed-end mutual funds listed on the
                                                                   New York Stock Exchange.

Kenneth Sletten               Independent Trustee                  President of Rudolph & Sletten, Inc.,
Rudolph & Sletten                                                  a prominent construction company in
989 E. Hillsdale                                                   California. He has been Chairman of
Foster City, CA 94404                                              the Board of Directors in the Santa
                                                                   Clara District of the Associated
                                                                   General Contractors (AGC), and is a
                                                                   member of the Board of Directors of
                                                                   their Building Division. He is a
                                                                   lifetime member of the Northern
                                                                   California Construction Institute
                                                                   (NCCI), and a member of the American
                                                                   Institute of Plant Engineers (AIPE).
                                                                   He serves on the boards of the
                                                                   Children's Health Council and Menlo
                                                                   School and College.

Arnold D. Scott*              Trustee                              Senior Executive Vice President,
                                                                   Secretary and Director of
                                                                   Massachusetts Financial Services
                                                                   Company

W. Thomas London*             Treasurer                            Senior Vice President of
                                                                   Massachusetts Financial Services
                                                                   Company

James O. Yost*                Assistant Treasurer                  Vice President of Massachusetts
                                                                   Financial Services Company

Stephen E. Cavan*             Secretary and Clerk                  Senior Vice President, General
                                                                   Counsel and Assistant Secretary of
                                                                   Massachusetts Financial Services
                                                                   Company

James R. Bordewick, Jr.*      Assistant Secretary                  Senior Vice President and Associate
                                                                   General Counsel of Massachusetts
                                                                   Financial Services Company

------------------------

* "Interested persons" (as defined in the Investment Company Act of 1940) of the Adviser whose address is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
-------------------------------------------------------

    The officers of the Fund are affiliated with the Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $10,000, if the Fund's net assets are $200 million or less, and $20,000 if the Fund's net assets are over $200 million. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives an attendance fee from the Fund of $500 per board meeting and for attendance at any meeting of a committee of the board, as well as reimbursement for actual expenses of such attendance.

    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
-------------------------------------------------------

    The Fund does not control and is not under common control of any person. As of February 28, 1997, National Financial Services Corp., P.O. Box 3908, Church Street Station, NY, NY 10008 was the record owner of 7.96% of the outstanding shares of the Fund, Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA, 94104-4122 was the record owner in two accounts of 7.62% and 10.42% of the outstanding shares of the Fund.

    As of March 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

ADVISER, DISTRIBUTOR, CUSTODIAN
AND TRANSFER AGENT
-------------------------------------------------------

ADVISER

    The management fee payable to the Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Adviser and the Fund is payable monthly and is based upon a percentage of the Fund's average daily net assets, equal to 1.25%. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time. For the fiscal years ended December 31, 1996 and 1995 and the period ended December 31, 1994, the Prior Adviser received management fees from the Fund of $2,323,690, $664,744 and $56,866, respectively.

    Expenses not expressly assumed by the Adviser under the Advisory Agreement and administrative services agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

    The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, or (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement.

    Pursuant to an Administrative Services Agreement, the Adviser receives an annual fee of 0.25% of the value of the Fund's average daily net assets and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Adviser has entered into an agreement with Rushmore Trust and Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services.

    The Advisory Agreement permits the Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Adviser as the owner of the name "MFS" or any use or derivation of the word MFS. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "MFS" as part of its title may, solely at the Adviser's option, be withdrawn.

    The Prior Adviser advanced the Fund's organizational expenses which have been estimated to be $143,294, of which $18,118 remained unamortized as of December 31, 1996. The Fund agreed to reimburse the Prior Adviser for the organizational expenses it advances, without interest on a date or dates to be chosen at the sole discretion of the Prior Adviser, at any time after the Fund has $20 million in total net assets or is breaking even or making a profit, which ever first occurs.

DISTRIBUTOR

    The Fund's Distributor is MFS Funds Distributor, Inc. ("MFD"). MFD is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which the Fund's securities are offered for sale. The Fund's shares will be continuously distributed by MFD pursuant to a Distribution Agreement, dated March 16, 1997. Prior to March 16, 1997, Navellier Securities Corp. was the Fund's distributor. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for the cost of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

    For the years ended December 31, 1996 and 1995, and for the period ended December 31, 1994, the Prior Distributor received $924,050, $731,298 and $162,441, respectively from sales loads earned on sales of the Fund's shares.

CUSTODIAN AND TRANSFER AGENT

    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES
-------------------------------------------------------

    Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by the Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

    The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

    The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    For the Fund's fiscal year ended December 31, 1996, total brokerage commissions of $379,000 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $539,713,521. For the Fund's fiscal year ended December 31, 1995, total brokerage commissions of $254,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $222,132,611. For the Fund's fiscal period ended December 31, 1994, total brokerage commissions of $90,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $30,530,921.

    In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

CAPITAL STOCK AND OTHER SECURITIES
-------------------------------------------------------

    The rights and preferences attached to the shares of the Fund are described in the Prospectus (see "Description of Shares"). The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------------------

    REDUCED SALES CHARGES. A reduction in the sales charge rate applicable to sales of Fund shares may be obtained by volume discounts as described in the Prospectus. In addition, members of qualified groups or persons purchasing shares for retirement plans or individual retirement accounts (IRA's) may purchase shares of the Fund at the same discounts charged on volume discount purchases. Also, persons who transfer their investments from another investment company, to which they paid a sales charge, will not be charged a sales charge. Nor will the Fund Trustees, the Distributor, the Custodian, the Transfer Agent, retirement or deferred compensation plans or trusts used to fund such plans or the employees of any of the above, or investment advisers, financial planners, agents, banks, or brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor, or their employees or the spouse or child of any of the above have to pay a sales charge. Nor will investors who invest through an account as to which an investment advisor, financial planner, agent, a bank or broker-dealer charges an account management or transaction fee ("wrap fee"), provided the bank or broker-dealer has a selling agreement with Distributor, have to pay a sales charge.

    Purchases may also be made at net asset value (no load) by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and by retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".

    Purchases of Fund shares are made at the public offering price next determined after the Transfer Agent receives payment, including the applicable sales charge. To receive the group rate on their individual purchase, group members must purchase shares through a single investment dealer designated by the group. After the initial purchase, a member may send funds for the purchase of shares directly to the Transfer Agent. Sales to members of qualified groups are made at a reduced sales charge because such sales normally involve less sales effort and sales-related expense than would usually be associated with sales to individual investors. Also, it is believed that such reduced sales charges will provide an incentive for increased investment in the Fund by members of qualified groups which could benefit the Fund and its shareholders by enabling the Fund to achieve certain economies of scale and benefits of size more rapidly than would otherwise be the case.

    As determined by the Distributor, qualified groups include the employees of a corporation or a sole proprietorship, members, and employees of a partnership or association (including, without limitation, members of tax-exempt organizations enumerated under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code of 1986, or other organized groups of persons (the members of which may include other qualified groups), provided that: (i) the group has at least 25 members, of which at least 10 members participate in the initial purchase;
(ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; and (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser, or security holders of a company.

    Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner member, or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary, or participants in a qualified retirement plan, or contributors to an individual retirement account (IRA). For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships, and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, as well as trustees of employment benefit trusts acquiring Fund shares for the benefit of any of the foregoing. The Fund reserves the right to revise the terms of, or to suspend or discontinue, group sales charge discounts at any time.

    An investor who purchases shares in amounts of $25,000 or more shall be charged a reduced sales charge in accordance with the breakpoints set forth in the Prospectus.

    In addition, purchases of shares of the Fund by (i) Trustees, officers, and full-time employees of the Fund, (ii) directors, officers, and full-time employees of the Distributor or the Adviser, (iii) selected dealers, (iv) Trustees, officers, partners, and full-time employees of selected dealers which are not individuals, and (v) the spouse or child of those individuals included in (i) and (iv) will not be subject to any sales charge nor will investors who invest through an account as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has a selling agreement with Distributor, have to pay a sales charge. Any of the persons listed in clauses
(i)-(iv) above and their spouses can also purchase shares for custodial or trust accounts for their minor children.

    LETTERS OF INTENT. Shares of the Fund may be purchased by a "single purchaser," within a period of 13 months, pursuant to a Letter of Intent in the form provided by the Transfer Agent. Such Letter of Intent shall state the investor's intention to invest in such shares during such period in an amount which, together with the value (at their maximum offering prices on the date of the Letter of Intent) of the shares of the Fund then owned by such investor, equals a specified dollar amount ($25,000 or more). Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the dollar amount specified in the Letter of Intent. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of 21 purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as living trusts; a trustee or other fiduciary purchasing for a single trust, estate, or single fiduciary account, although more than one beneficiary is involved; multiple trusts for the same employer; or trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or the Distributor to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete the investor's investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by the Transfer Agent or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to the investor's account.

    COMBINATION PURCHASE PRIVILEGE. Purchases, either singly or in any combination, of shares of the Fund, if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any of such purchases. Each purchase of shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of 21, purchasing for his or their own account (including an IRA account), including his or their own trust, commonly known as living trusts; a trustee or other fiduciary purchasing for a single trust, estate, or single fiduciary account, although more than one beneficiary is involved; multiple trusts for the same employer; or trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    RIGHTS OF ACCUMULATION. Purchases, either singly or in any combination, of shares of the Fund, if made at a single time by a "single purchaser" (as defined above) who already owns shares of the Fund, will be combined for the purpose of determining whether the dollar amount of such purchases plus the current value (at their maximum offering price) of shares of the Fund then owned by such purchaser equals a dollar amount of purchases entitling the purchaser to a reduced sales charge on any of such purchases, provided that at the time of any such purchases, the purchaser, either directly or through his broker or dealer, furnishes the Transfer Agent with sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus under "Purchase and Pricing of Shares--Valuation of Shares," the net asset value of shares of the Fund is determined once daily as of 4:00 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported--as is the case with many securities traded over-the-counter--the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. Use of a pricing service has been approved by the Board of Trustees. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

TAXES
-------------------------------------------------------

    The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a

"regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    Shareholders normally will have to pay federal income taxes, and any state or local taxes, on the ordinary dividends and capital gain dividends they receive from the Fund. Dividends paid out of net investment income and net short-term capital gains of the Fund will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction, provided that the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

    Dividends paid out of the net capital gain of the Fund that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute its recognized income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses.

    Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    Upon a disposition or redemption of shares of the Fund that are held as a capital asset, the shareholder will generally recognize capital gain or loss (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares) measured by the difference between the redemption price and the basis of the shares. Any loss recognized upon the sale or exchange of shares of the Fund within six months from the date of their purchase will be treated as long-term capital loss to the extent of any amounts treated as dividends paid during such period out of the net long-term capital gain of the Fund. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of shares of the Fund or Class A shares of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

    Shortly after the end of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends and redemptions at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30%.

    The Fund will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Fund's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its capital gain net income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Fund's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of (a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Fund is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The Fund will not be subject to income tax in Delaware for any year in which it qualifies as a regulated investment company.

CALCULATION OF PERFORMANCE DATA
-------------------------------------------------------

    Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield or total return on the Fund.

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of the Fund on the last day of the period, according to the following formula:

          YIELD          =  2[[a-b+1]/6/-1]
                                 ---
                                 cd
        where a          =  dividends and interest earned, as calculated in accordance with the SEC's instructions, during the period by the Fund
              b          =  expenses accrued for the period (net of any reimbursements)
              c          =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d          =  the maximum offering price per share on the last day of the period

    The average annual total return on the Fund represents an annualization of the Fund's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Fund's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Fund:

                                 P (1 + T)/n/ = ERV

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

    The manner in which total return will be calculated for public use is described above. The average annual total return for the Fund for the fiscal year ended December 31, 1996, and for the period from commencement of operations on January 3, 1994 to December 31, 1996 was 11.96% and 33.03%, respectively, including the effect of the sales charge and 15.44% and 35.01%, respectively, without the effect of the sales charge. The average annual total return for the Fund would have been lower had an expense limitation not been in effect.

    Performance information for the Fund shall reflect only the performance of a hypothetical investment during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    As summarized in the Prospectus under the heading "Performance and Yield," the total return of the Fund may be quoted in advertisements and sales literature.

* The Fund's Total Return Calculation assumes the maximum sales load is deducted from the initial $1,000 payment.

    From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

    From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

    From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (E.G., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning-SM- program, an inter-generational financial planning assistance program; issues with respect to insurance (E.G., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

    MFS FIRSTS: MFS has a long history of innovations.

    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

    -- 1976 -- MFS-Registered Trademark- Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

    -- 1981 -- MFS-Registered Trademark- World Governments Fund is established as America's first globally fixed-income mutual fund.

    -- 1984 -- MFS-Registered Trademark- Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS-Registered Trademark- Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS-Registered Trademark- Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS-Registered Trademark- Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS-Registered Trademark- Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

    -- 1990 -- MFS-Registered Trademark- World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS-Registered Trademark- World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

    -- 1993 -- MFS becomes money manager of MFS-Registered Trademark- Union
       Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
-------------------------------------------------------

    Deloitte & Touche LLP are the Fund's independent auditors, providing audit services and assistance and consulation with respect to the preparation of filings with the SEC.

    The Portfolio of Investments at December 31, 1996, the Statement of Assets and Liabilities at December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

APPENDIX
-------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS

    The Fund will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                  ANNUAL REPORT, December 31,1996

                       NAVELLIER SERIES FUND
                    1 East Liberty, Third Floor
                           Reno, NV 89501
                           (800) 887-8671

--------------------------------------------------------------------------------
                                        February 1997
Dear Shareholder:

For the year 1996, the Navellier Aggressive Small Cap Equity Portfolio ("the Fund") returned the 15.44% (11.98% after the maximum load). This compares favorably to 14.76% for the Russell 2000*, 14.51% for the Lipper Small Company Index** and not so favorably to the Nasdaq Composite*** which returned 22.71% over the same period. The Fund's annualized return since public offering (April 1,1994) is 26.21% (24.81% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 14.30% and 22.22%, respectively. During the first six months of 1996, the Navellier Aggressive Small Cap Equity Portfolio gained 27.64% (23.79% after the maximum load), compared to a 12.63% gain for the Nasdaq Composite and a 9.70% gain for the Russell 2000. During the second half of 1996 the Fund lost 9.56% (12.27% after the maximum load), compared to a 8.95% positive return for the Nasdaq Composite and a 4.61% positive return for the Russell 2000.

           Navellier Aggressive Small Cap Equity Portfolio

      EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

         NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
DATE         Small Cap Portfolio   NASDAQ Composite  Russell 2000
3/31/1994           $10,000            $10,000          $10,000
4/30/1994            $9,889             $9,871          $10,059
5/31/1994            $9,667             $9,889           $9,929
6/30/1994            $9,213             $9,496           $9,571
7/31/1994            $9,384             $9,714           $9,721
8/31/1994            $9,768            $10,298          $10,249
9/30/1994           $10,030            $10,280          $10,202
10/31/1994          $10,494            $10,458          $10,158
11/30/1994          $10,555            $10,092           $9,729
12/31/1994          $10,616            $10,114           $9,972
1/31/1995           $10,484            $10,158           $9,832
2/28/1995           $10,989            $10,676          $10,219
3/31/1995           $11,372            $10,992          $10,387
4/30/1995           $11,726            $11,352          $10,602


The above chart indicates the return of $10,000 invested in the Navellier Aggressive Small Cap Equity Portfolio on April 1, 1994. As the chart shows December 31, 1996, the value of the investment would have grown to $18,393, a 83.93% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite in the same period would have grown to $17,365, a 73.65% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $14,443, a 44.43% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund generally lagged behind the overall stock market during the last six months of 1996 since primarily large capitalization stocks performed well during the second half of 1996. One of the startling statistics for 1996 was highlighted in an article in the January 13, 1997 issue of Fortune, which stated that the Nasdaq Composite, excluding the 100 largest stocks, was actually up less than 3% in 1996. In other words, 1996 was predominantly a large capitalization stock market rally, especially in the second half of the year. Virtually none of the largest 100 Nasdaq stocks were in the Navellier Aggressive Small Cap Equity Portfolio. Considering that the Nasdaq Composite was up less than 3% in 1996 when the 100 largest stocks are excluded, we are quite satisfied that the Fund had positive results in 1996.

The historical valuation of the stocks in the Navellier Aggressive Small Cap Equity Portfolio remain very cheap relative to the Dow Industrials and S&P
500. Wave after wave of money flowing into index funds has benefited the S&P 500 and moved it into the high range of its historical price/earnings ratio. At over 21 times current earnings, the S&P 500 is very expensive, especially since the most optimistic analysts call for only 14% to 15% earnings growth in fiscal 1997. The median P/E for stocks in the Navellier Aggressive Small Cap Equity Portfolio is 17.5 and they literally have much more earnings growth that the S&P 500. Looking forward, the average stock in the Fund should continue to have far greater earnings growth than the S&P 500 despite similar price/earnings ratios. When the current mania fueling index funds settles down and Wall Street starts rotating into stocks that represent outstanding fundamental values, my favorite stocks in the Fund should benefit tremendously. In my opinion, we are now on the verge of a "stock picking" environment, where predominantly stocks with outstanding fundamental characteristics, such as those in the Navellier Aggressive Small Cap Equity Portfolio, will benefit.

On the large scale, economists are having a hard time predicting growth because increasing productivity is hard to account for in their economic models. Most economists are predicting 2% to 3% economic growth in 1997, which would be a slowdown from the more than 4% growth experienced in the second half of 1996. However, these economists are not factoring in continuing productivity gains that have bolstered the U.S. economy, resulting in exceptionally high growth without inflation. The implicit price deflator is an inflation indicator without volatile food and energy prices. It is most reliable indicator of inflation and is now at its lowest point in decades. The recent 0.3% drop in wholesale prices in January is further evidence that inflation is now deader than dead. The bond market has celebrated this positive inflation news and as of this writing, Treasury Bond yields are near the 6.5% level. The low inflation and low interest rate environment sets a very positive tone for the stock market for the next several months.

Long-term, the Navellier Aggressive Small Cap Equity Portfolio continues to perform quite well relative to other small capitalization growth funds. We are eagerly awaiting our three year Lipper and Morningstar Ratings and are confident that we will receive an outstanding long-term rating. To ensure our high performance standard, the Fund was closed to new investors on April 16, 1996. Existing shareholders and fee-based financial advisors can continue to purchase additional shares in the Fund. Existing shareholders will be receiving a proxy to convert the Navellier Aggressive Small Cap Equity Portfolio to a pure no-load fund. This conversion will allow us to cut management fees and save operating expenses. After conversion, existing shareholders will be able to purchase new shares with no load charged. We would appreciate it if you could mail back your proxy votes as soon as possible.

I want to personally thank all shareholders in the Navellier Aggressive Small Cap Equity Portfolio for selecting us to manage some of your assets. We feel very obligated to our shareholders and have already closed the Fund to ensure our high performance standard. Always feel free to contact us if you have any questions or we can help you in any way.

Sincerely,


/s/ Louis G. Navellier


LOUIS G. NAVELLIER

This material has been preceded by a Navellier Aggressive Small Cap Equity Portfolio prospectus.

  * The Russell 2000 index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general. It is not an investment product available for purchase.

 ** The Lipper Small Company Index is an unmanaged net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalizations.

*** The Nasdaq Composite is an unmanaged index consisting of approximately 5,500 stocks. It is considered representative of the stock market as a whole. It is not an investment product available for purchase.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
-----------------------------------------------------------------
COMMON STOCKS
Aerospace and Defense -- 0.66%
     40,000   Oregon Metallurgical Corp.*            $  1,290,000
                                                     ------------
Airlines -- 1.33%
    174,200   Mesaba Holdings, Inc.*                    2,591,225
                                                     ------------
Aluminum/Metals -- 1.62%
     50,000   RMI Titanium Co.*                         1,406,250
     50,100   Reliance Steel and
                Aluminum Co.                            1,753,500
                                                     ------------
                                                        3,159,750
                                                     ------------
Banks - 1.68%
     40,000   Andover Bancorp, Inc.                     1,025,000
     50,000   City National Corp.                       1,081,250
     40,000   RCSB Financial, Inc.                      1,160,000
                                                     ------------
                                                        3,266,250
                                                     ------------
Basic Materials -- 0.76%
     40,000   Lone Star Industries, Inc.                1,475,000
                                                     ------------
Computer Hardware -- 4.92%
     50,000   Centennial Technologies,
                Inc.*                                   2,600,000
     35,000   ENCAD, Inc.*                              1,443,750
    200,000   Iomega Corp.*                             3,475,000
     75,000   Tech Data Corp.*                          2,053,125
                                                     ------------
                                                        9,571,875
                                                     ------------
Computer Software -- 8.14%
     35,500   Acceler8 Tech Corp.*                        694,469
    140,000   Brooktrout Technology, Inc.*              3,920,000
     50,000   Legato Systems, Inc.*                     1,631,250
    101,000   Rational Software Corp.*                  3,995,813
     47,000   Remedy Corp.*                             2,526,250
     65,000   Viasoft, Inc.*                            3,071,250
                                                     ------------
                                                       15,839,032
                                                     ------------
Diversified Technology -- 5.24%
     60,000   Dyantech Corp.*                           2,655,000
     70,000   Engineered Support
                Systems, Inc.                           1,032,500
     42,000   Lindsay Manufacturing Co.                 1,963,500
    125,200   Zoltek Companies, Inc.*                   4,554,150
                                                     ------------
                                                       10,205,150
                                                     ------------
Education -- 3.42%
    159,525   Apollo Group, Inc.*                       5,334,117
    100,000   Childrens Comprehensive
                Services*                               1,312,500
                                                     ------------
                                                        6,646,617
                                                     ------------
Electronics -- 1.73%
     37,800   Kuhlman Corp.                               732,375
    248,000   Zytec*                                    2,635,000
                                                     ------------
                                                        3,367,375
                                                     ------------
Energy -- 0.55%
     40,000   Holly Corp.                               1,070,000
                                                     ------------
Food -- 1.74%
     70,000   Fresh America Corp.*                      1,155,000
     70,000   Riser Foods, Inc.                         2,222,500
                                                     ------------
                                                        3,377,500
                                                     ------------
Healthcare -- 0.76%
     50,000   SONUS Pharmaceuticals,
                Inc.*                                   1,487,500
                                                     ------------
Heavy Machinery/Construction -- 1.07%
     60,800   Gardner Denver Machinery*                 2,082,400
                                                     ------------
Home Furnishings -- 1.45%
     30,000   Ethan Allen Interiors, Inc.               1,155,000
     58,900   Stanley Furniture Company,
                Inc. *                                  1,170,637
     50,000   Winsloew Furniture, Inc.*                   487,500
                                                     ------------
                                                        2,813,137
                                                     ------------
Home Construction -- 0.58%
     40,000   Palm Harbor Homes, Inc.*                  1,120,000
                                                     ------------
Insurance -- 0.63%
     20,000   Orion Capital Corp.                       1,222,500
                                                     ------------
Industrial and Commercial
Services -- 3.61%
     44,200   Amerco, Inc.*                             1,547,000
     40,000   DT Industries, Inc.                       1,400,000
     75,000   Mail Well, Inc.*                          1,228,125
    122,000   Shaw Group, Inc.*                         2,851,750
                                                     ------------
                                                        7,026,875
                                                     ------------

* Non-income producing.

                       See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

-----------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
-----------------------------------------------------------------
Manufactured Housing -- 1.46%
    100,000   Coachmen Industries, Inc.              $  2,837,500
                                                     ------------
Natural Gas -- 1.16%
    100,000   NUI Corp.                                 2,262,500
                                                     ------------
Nonclassifiable Establishment -- 1.17%
     65,000   Oppenheimer Capital LP                    2,275,000
                                                     ------------
Oil -- 4.10%
     84,400   Cliffs Drilling Co.*                      5,338,300
    100,000   Comstock Resources, Inc.*                 1,300,000
     45,200   Swift Energy Co.*                         1,350,350
                                                     ------------
                                                        7,988,650
                                                     ------------
Oil & Gas Exploration -- 7.64%
     50,000   American Oilfield Divers,
                Inc.*                                     593,750
     20,000   Cooper Cameron Corp.*                     1,530,000
     30,000   Flores & Rucks, Inc.*                     1,597,500
    135,000   Marine Drilling Companies,
                Inc.*                                   2,657,812
    100,000   Plains Resources, Inc.*                   1,562,500
    110,000   Seacor Holdings, Inc.*                    6,930,000
                                                     ------------
                                                       14,871,562
                                                     ------------
Pharmaceuticals -- 7.23%
     50,400   Cardinal Health, Inc.                     2,935,800
    100,000   Herbalife International, Inc.             3,262,500
    124,875   Jones Medical Industries, Inc.            4,573,547
     75,000   Medicis Pharmaceutical
                Corp.*                                  3,300,000
                                                     ------------
                                                       14,071,847
                                                     ------------
Real Estate -- 0.86%
     68,000   Fairfield Communities, Inc.*              1,683,000
                                                     ------------
Retailers -- 13.24%
    100,000   American Eagle Outfitters,
                Inc.*                                     787,500
    292,500   Claires Stores, Inc.                      3,802,500
    140,000   Eagle Hardware and Garden,
                Inc.*                                   2,905,000
    100,000   Equity Marketing, Inc.*                   1,850,000
    100,000   Finish Line, Inc.*                        2,112,500
    100,000   Funco, Inc.*                                837,500
     60,000   Pacific Sunwear of California*            1,545,000
    164,500   Paul Harris Stores, Inc.*                 2,919,875
     93,000   Ross Stores, Inc.                         4,650,000
    104,000   Wet Seal, Inc.*                           2,223,000
    100,000   Tuesday Morning Corp.*                    2,137,500
                                                     ------------
                                                       25,770,375
                                                     ------------
Savings and Loans -- 3.37%
    312,000   Imperial Credit Industries,
                Inc.*                                   6,552,000
                                                     ------------
Semiconductors and Related -- 1.56%
    100,000   Chips and Technologies, Inc.*             1,825,000
     25,000   Radisys Corp.*                            1,218,750
                                                     ------------
                                                        3,043,750
                                                     ------------
Steel -- 1.12%
     85,900   Olympic Steel, Inc.*                      2,179,713
                                                     ------------
Technical Services -- 0.52%
     27,400   SBS Technologies, Inc.*                   1,013,800
                                                     ------------
Telecommunications -- 4.20%
    120,600   ATC Communications, Inc.*                 1,597,950
    216,000   Pairgain Technologies, Inc.*              6,574,500
                                                     ------------
                                                        8,172,450
                                                     ------------
Temporary Staffing - 4.56%
    152,500   AccuStaff, Inc.*                          3,221,562
    276,000   Employee Solutions, Inc.                  5,658,000
                                                     ------------
                                                        8,879,562
                                                     ------------
Vehicle Parts and Equipment - 0.57%
     44,500   Arvin Industries, Inc.                    1,101,375
                                                     ------------
Vitamins/Health Foods -- 1.40%
    100,000   Rexall Sundown, Inc.*                     2,718,750
                                                     ------------
Total Common Stocks -- 94.05%
  (Cost $146,155,936)                                 183,034,020
                                                     ------------

* Non-income producing.

                        See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

-----------------------------------------------------------------
                                                     Market Value
Shares                                                   (Note 1)
-----------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.95%
  With PaineWebber at 6.00%, dated
  12/31/96, due 1/2/97, collateralized by
  U.S. Treasury Bills, due 5/1/97 (Cost
  $11,578,000)                                         11,578,000
                                                     ------------
Total Investments -- 100.00%
  (Cost $157,733,936)                                $194,612,020
                                                     ============

                        See Notes to Financial Statements.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
Assets
  Securities at Value (Note 1, see portfolio for cost
    information) ..............................................  $194,612,020
  Cash in Custodian Bank ......................................        18,324
  Receivable for Securities Sold ..............................       748,475
  Receivable for Shares Sold ..................................       157,806
  Dividends Receivable ........................................        26,370
  Interest Receivable .........................................         1,930
  Unamortized Organizational Costs (Note 1) ...................        18,118
                                                                  -----------
    Total Assets ..............................................   195,583,043
                                                                  -----------
Liabilities
  Payable for Securities Purchased ............................     4,444,194
  Payable for Shares Redeemed .................................       738,267
  Investment Advisory Fee Payable (Note 2) ....................       204,806
  Other Payables and Accrued Expenses .........................        82,115
  Administrative Fee Payable (Note 2) .........................        40,961
  Commissions Payable .........................................        20,069
  Organizational Expenses Payable to Adviser (Note 1) .........        18,118
                                                                  -----------
    Total Liabilities .........................................     5,548,530
                                                                  -----------
Net Assets ....................................................  $190,034,513
                                                                 ============
Shares Outstanding ............................................    10,683,004
                                                                 ============
Net Asset Value Per Share .....................................        $17.79
                                                                       ======
Maximum Offering Price Per Share (100/97.00 of $17.79) ........        $18.34
                                                                       ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

For the Year Ended
December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

Investment Income
   Interest (Note 1) ...........................................   $    603,796
   Dividends (Note 1) ..........................................        171,544
                                                                   ------------
      Total Investment Income ..................................        775,340
                                                                   ------------

Expenses
   Investment Advisory Fee (Note 2) ............................      2,323,690
   Administrative Fee (Note 2) .................................        464,738
   Transfer Agent and Custodian Fee (Note 3) ...................        330,390
   Registration Fees ...........................................        108,309
   Shareholder Reports and Notices .............................         62,983
   Legal Fees ..................................................         60,915
   Trustees' Fees and Expenses (Note 2) ........................         51,381
   Audit Fees ..................................................         19,600
   Organizational Expense (Note 1) .............................          8,053
   Other Expenses ..............................................         18,743
                                                                   ------------
      Total Expenses ...........................................      3,448,802
      Less Expenses Reimbursed by Investment Adviser (Note 2) ..       (195,636)
                                                                   ------------
        Net Expenses ...........................................      3,253,166
                                                                   ------------
Net Investment Loss ............................................     (2,477,826)
                                                                   ------------
Net Realized Gain on Investment Transactions ...................        463,797
Net Change in Unrealized Appreciation of Investments ...........     18,466,247
                                                                   ------------
Net Gain on Investments ........................................     18,930,044
                                                                   ------------
Net Increase in Net Assets Resulting from Operations ...........   $ 16,452,218
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------
                                                                         For the Year Ended
                                                                            December 31,
                                                                    -----------------------------
                                                                        1996            1995
                                                                    -------------   -------------
From Investment Activities
   Net Investment Loss ...........................................  $  (2,477,826)  $    (610,524)
   Net Realized Gain on Investment Transactions ..................        463,797       1,524,157
   Net Change in Unrealized Appreciation of Investments ..........     18,466,247      15,989,475
                                                                    -------------   -------------
      Net Increase in Net Assets Resulting from Operations .......     16,452,218      16,903,108
                                                                    -------------   -------------
Distributions to Shareholders
   From Net Investment Income ....................................           --              --
   From Net Realized Capital Gains ...............................           --        (2,499,314)
                                                                    -------------   -------------
      Total Distributions to Shareholders ........................           --        (2,499,314)
                                                                    -------------   -------------

From Share Transactions
   Net Proceeds from Sales of Shares .............................    286,125,562     130,265,618
   Reinvestment of Distributions .................................           --         2,355,336
   Cost of Shares Redeemed .......................................   (217,842,421)    (59,949,289)
                                                                    -------------   -------------
      Net Increase in Net Assets Resulting from
       Share Transactions ........................................     68,283,141      72,671,665
                                                                    -------------   -------------
      Total Increase in Net Assets ...............................     84,735,359      87,075,459
Net Assets -- Beginning of Year ..................................    105,299,154      18,223,695
                                                                    -------------   -------------
Net Assets -- End of Year ........................................  $ 190,034,513   $ 105,299,154
                                                                    =============   =============

Shares
   Sold ..........................................................     16,325,181       9,128,613
   Issued in Reinvestment of Distributions .......................           --           152,845
   Redeemed ......................................................    (12,473,362)     (4,110,315)
                                                                    -------------   -------------
      Net Increase in Shares .....................................      3,851,819       5,171,143
                                                                    =============   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     For The Year Ended       For The
                                                         December 31,       Period Ended
                                                   ----------------------   December 31,
                                                     1996         1995         1994*
                                                   ---------    ---------    ---------
Per Share Operating Performance:
Net Asset Value - Beginning of Year .............  $   15.41    $   10.98    $   10.00
                                                   ---------    ---------    ---------
Income from Investment Operations:
  Net Investment Loss ...........................      (0.23)       (0.16)       (0.08)
  Net Realized and Unrealized Gains on Securities       2.61         4.97         0.98
                                                   ---------    ---------    ---------
    Total from Investment Operations ............       2.38         4.81         0.98
                                                   ---------    ---------    ---------
Distributions to Shareholders:
  From Net Investment Income ....................         --           --           --
  From Net Realized Capital Gains ...............         --        (0.38)          --
                                                   ---------    ---------    ---------
    Total Distributions to Shareholders .........         --        (0.38)          --
                                                   ---------    ---------    ---------
Net Increase in Net Asset Value .................       2.38         4.43         0.98
                                                   ---------    ---------    ---------
Net Asset Value - End of Year ...................  $   17.79    $   15.41    $   10.98
                                                   =========    =========    =========

Total Investment Return(A) ......................      15.44%       43.80%        9.80%

Ratios to Average Net Assets:
Expenses After Reimbursement (Note 2) ...........       1.75%        1.75%        1.68%(B)
Expenses Before Reimbursement (Note 2) ..........       1.86%        2.10%        4.52%(B)
Net Investment Loss .............................      (1.33)%      (1.15)%     (0.81)%(B)

Supplementary Data:
Portfolio Turnover Rate .........................      136.9%       169.6%       139.9%
Net Assets at End of Year (000's omitted) .......  $ 190,035    $ 105,299    $  18,224
Number of Shares Outstanding at
  End of Year (000's omitted) ...................     10,683        6,831        1,660

Average Commission Rate Paid(C) .................    $0.0424

----------
(A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.

(B)  Annualized.

(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

*From Commencement of Operations January 3, 1994.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

     Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"). Shares of the Fund are purchased at the public offering price which includes a maximum sales charge of up to 3.00% depending on the size of the purchase. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

          (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Portfolio's securities in good faith. The Board of Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Portfolio's instruments are valued at fair value.

          (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

          (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

          (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

          (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31,1996, unamortized organization costs were $18,118.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc., (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.25% of the daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. The Adviser also receives a 0.25% annual fee in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. At December 31, 1995, the Adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. During the year ended December 31, 1996, the Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31,1996, there were no prior expenses which could be reimbursed in the future under the agreement.

December 31, 1996                Navellier Aggressive Small Cap Equity Portfolio
--------------------------------------------------------------------------------

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Funds shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     For the Year ended December 31, 1996, the Fund was advised that the Distributor received $924,050 from sales loads earned on sales of the Fund's capital stock.

     The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31,1996 Trustees' fees and expenses totaled $51,381.

3. TRANSFER AGENT AND CUSTODIAN

     Rushmore Trust and Savings, FSB, (Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. SECURITIES TRANSACTIONS

     For the year ended December 31,1996, purchases of securities were $302,971,553 and sales of securities were $ 236,741,968. These totals exclude short-term securities.

5. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

     As of December 31, 1996, net appreciation of investments for Federal income tax purposes was $36,878,084 of which $44,036,260 related to appreciated investments and $7,158,176 related to depreciated investments. At December 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $157,733,936.

6. NET ASSETS

At December 31, 1996, net assets consisted of the following:

Paid-in-Capital ......................................       $ 155,066,631
Undistributed Net Investment Income ..................                  --
Accumulated Net Realized Loss on Investments .........          (1,910,202)
Net Unrealized Appreciation on Investments ...........          36,878,084
                                                             -------------
NET ASSETS ...........................................       $ 190,034,513
                                                             =============

7. FEDERAL INCOME TAX

No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of December 31, 1996, net investment losses of $2,477,826 were reclassified to paid-in-capital.

At December 31, 1996, for Federal income tax purposes, the Fund had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

     Expires December 31,

     2004 ...................................................     $   1,910,202
                                                                  =============

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 of the Navellier Series Fund:

We have audited the Statement of assets and liabilities of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund (the Fund) as of December 31, 1996, the related statement of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the two years in the period ended December 31, 1996 and the period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Navellier Small Cap Equity Portfolio of the Navellier Series Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the presented periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Washington, DC
January 31, 1997

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

                 (This page has been left blank intentionally.)

                                                         [Artwork Omitted]


                                                             NAVELLIER

                                                            Series Fund


                                                           ANNUAL REPORT

                                                         December 31, 1996


       Navellier Offices:
  One East Liberty Third Floor
       Reno, Nevada 89501
      800-887-8671 P.S.T.

  Custodian & Transfer Agent:
Rushmore Trust and Savings, FSB
      4922 Fairmont Avenue
       Bethesda, MD 20814
      800-622-1386 E.S.T.

                                        PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS INCLUDED IN PART A AND B:

              INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                   For the two years ended December 31, 1996, and the period ended December 31, 1994:
                        Financial Highlights

              INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                   At December 31, 1996:
                        Portfolio of Investments*
                        Statement of Assets and Liabilities*

                   For the two years ended December 31, 1996:
                        Statement of Changes in Net Assets*

                   For the year ended December 31, 1996:
                        Statement of Operations*

------------------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders, dated December 31, 1996, filed with the SEC via EDGAR on February 28, 1997.

         (b)  EXHIBITS

              1.1  Certificate of Trust of Registrant.  (1)

              1.2  Declaration of Trust of Registrant.  (1)


              1.3 Certificate of Amendment to Certificate of Trust, dated March 13, 1997. (4)


              2    By-Laws of Registrant.  (1)

              3    Not Applicable.

              4    None.


              5    Investment Advisory Agreement, dated March 16, 1997. (4)

              6.1  Distribution Agreement, dated March 16, 1997. (4)


              6.2 Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (2)

              7    None.

              8 Administrative Services, Custodian and Transfer Agent Agreement with Rushmore Trust and Savings, FSB, dated March 10, 1994. (1)

              9.1  Trustee Indemnification Agreements. (1)


              9.2 Administrative Services Agreement with MFS Financial Services, Inc., dated March 16, 1997. (4)


              10 Consent and Opinion of Counsel filed with Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 1996 on February 28, 1997.

              11   Consent of Independent Auditors; filed herewith.

              12   Not Applicable.

              13 Subscription Agreement between the Trust and Louis Navellier, dated May 15, 1993. (1)

              14   Not Applicable.

              15   Not Applicable.

              16 Schedule for Computation of Performance Quotations - Average Annual Total Return. (3)

              18   Not Applicable.



              27   Financial Data Schedules. (4)



                   Power of Attorney. (4)


-----------------------------
(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on April 29, 1996.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(3) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-7768) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on March 30, 1995.


(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the SEC via EDGAR on April 10, 1997.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                       (1)                            (2)
                  TITLE OF CLASS            NUMBER OF RECORD HOLDERS

          Shares of Beneficial Interest              8,450
               (without par value)          (as of February 28, 1997)

ITEM 27. INDEMNIFICATION

         Reference is hereby made to (a) Article X of Registrant's Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 6, filed with the SEC on April 29, 1996.

         The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International

Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

         Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

         MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         MFS

         The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST X
         MFS GOVERNMENT LIMITED MATURITY FUND

         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

         MFS SERIES TRUST II

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST III

         A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST IV
         MFS SERIES TRUST IX

         A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST VII

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST VIII

         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MUNICIPAL SERIES TRUST

         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS VARIABLE INSURANCE TRUST
         MFS UNION STANDARD TRUST
         MFS INSTITUTIONAL TRUST

         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MUNICIPAL INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MULTIMARKET INCOME TRUST
         MFS CHARTER INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SPECIAL VALUE TRUST

         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS/SUN LIFE SERIES TRUST

         John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         WORLD GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL

         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MIL-UK

         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

         MIL FUNDS

         A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

         MFS MERIDIAN FUNDS

         A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

         MFD

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

         CIAI

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSC

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSI

         A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         RSI

         William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D.
Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         A. Keith Brodkin         Director, Sun Life Assurance Company of
                                   Canada (U.S.), One Sun Life Executive Park,
                                   Wellesley Hills, Massachusetts
                                  Director, Sun Life Insurance and Annuity
                                   Company of New York, 67 Broad Street, New
                                   York, New York

         Donald A. Stewart        President and a Director, Sun Life
                                   Assurance Company of Canada, Sun Life
                                   Centre, 150 King Street West, Toronto,
                                   Ontario, Canada (Mr. Stewart is also an
                                   officer and/or Director of various
                                   subsidiaries and affiliates of Sun Life)

         John D. McNeil           Chairman, Sun Life Assurance Company of
                                   Canada, Sun Life Centre, 150 King Street
                                   West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

         Joseph W. Dello Russo    Director of Mutual Fund Operations, The
                                   Boston Company, Exchange Place, Boston,
                                   Massachusetts (until August, 1994)

ITEM 29. DISTRIBUTORS

         (a)  Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                              ADDRESS
                       ----                              -------

         Massachusetts Financial Services        500 Boylston Street
            Company (investment adviser)         Boston, MA  02116

         Navellier Management, Inc.              1 East Liberty, Third Floor
            (prior investment adviser)           Reno, Nevada  89501

         MFS Fund Distributors, Inc.             500 Boylston Street
            (principal underwriter)              Boston, MA  02116

         Navellier Securities Corp.              1 East Liberty, Third Floor
            (prior principal underwriter)        Reno, NV  89501

         Rushmore Trust & Savings, FSB           4922 Fairmont Avenue
            (custodian and transfer agent)       Bethesda, MD  20814

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (e) The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 30th day of April, 1997.


                                        MFS SERIES TRUST


                                        By:     James R. Bordewick, Jr.
                                           -------------------------------------
                                        Name:   James R. Bordewick, Jr.
                                        Title:  Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 1997.


          SIGNATURE                                  TITLE

DONALD A. SIMON*                        Chairman, Principal Executive
-------------------------               Officer and Trustee
Donald A. Simon

W. THOMAS LONDON*                       Treasurer (Principal Financial Officer
-------------------------               and Principal Accounting Officer)
W. Thomas London

LAWRENCE BIANCHI*                       Trustee
-------------------------
Lawrence Bianchi

KENNETH SLETTEN*                        Trustee
-------------------------
Kenneth Sletten

ARNOLD D. SCOTT                         Trustee
-------------------------
Arnold D. Scott




                                        Name: James R. Bordewick, Jr.
                                             -----------------------------------
                                             James R. Bordewick, Jr.
                                              as Attorney-in-fact

                                        *Executed by James R. Bordewick, Jr., on behalf of those indicated pursuant to a Power of Attorney filed with the Registrant's Post-Effective Amendment
                                        No. 7 on April 10, 1997.

                                   INDEX TO EXHIBITS


EXHIBIT NO.                      DESCRIPTION OF EXHIBIT                 PAGE NO.





   11                    Consent of Independent Auditors.